UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     June 27, 2005

                       CHASE MORTGAGE FINANCE CORPORATION
    (Issuer in respect of Chase Mortgage Finance Trust, Series 2005-S1)
                              (the "Certificates")
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             (Exact name of registrant as specified in its charter)

Delaware                             333-110968-04          52-1495132
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(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)


194 Wood Avenue South, 3rd Floor, Iselin, NJ                        08830
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On or about June 27, 2005, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2005-S1 as contemplated by the Pooling and Servicing Agreement among Chase Mortgage Finance Corporation, JPMorgan Chase Bank, N.A. and Wachovia Bank, N.A., dated as of April 1, 2005 (the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.      Description
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   99.1          Monthly Reports with respect to the June 27, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JPMORGAN CHASE BANK
                                    (f/k/a "The Chase Manhattan Bank"),
                                    As Paying Agent, on behalf of
                                    Chase Mortgage Finance Corp.

                                    By: /s/ Andrew M. Cooper
                                        -------------------------------
                                    Name: Andrew M. Cooper
                                    Title: Assistant Vice President
                                    Date: July 1, 2005

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.      Description
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   99.1          Monthly Reports with respect to the distribution to
                 certificateholders on June 27, 2005.